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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 29, 2003
                                                        ------------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                        0-24571                 43-1816913
      --------                       ---------                ----------
(State or other Jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)            Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

      Exhibit 99.1      Press Release Dated September 29, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On September 29, 2003, Pulaski Financial Corp. issued a press release in which it announced that Pulaski Bank, its wholly-owned subsidiary, had completed the acquisition of a branch office located at 8442 Wornall Road, Kansas City, Missouri from First Federal Bank, F.S.B. The acquisition included the deposits in the Wornall Road branch office as well as the transfer of the physical assets.

      The press release announcing the acquisition of the branch office is attached as Exhibit 99.1.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 29, 2003              By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer